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Exhibit 10.17

***Text Omitted and Filed Separately CONFIDENTIAL TREATMENT REQUESTED Under 17 C.F.R. §§ 200.80(b)(4) and 230.406
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GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT

        This Google Toolbar and Google Deskbar Promotion and Distribution Agreement, including all exhibits hereto, (collectively referred to as the "Agreement"), effective as of June 18, 2004 (the "Effective Date"), is made by and between DivXNetworks Inc., with offices at 10350 Science Center Drive, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheater Parkway, Mountain View, CA 94043 (which, with its affiliates, shall be referred to herein as "Google").

SECTION 1.    DEFINITIONS

        The following capitalized terms shall have the meanings set forth below:

        1.1   "Bundle" means the Products bundled solely with either DivX or DivX Pro Trial.

        1.2   "Deskbar" means the machine-readable binary code version of the Google Deskbar provided, at Google's option, to Distributor in connection with this Agreement, and any modifications, updates or upgrades thereto that Google may provide to Distributor hereunder.

        1.3   "Deskbar Installer" means the machine-readable binary code version of the installer provided by Google that installs the Deskbar.

        1.4   "Distributor App" means DivX or DivX Pro Trial.

        1.5   [ *** ]

        1.6   "Distributor Trademarks" means all names, trade names, trademarks, and logos used by Distributor.

        1.7   "DivX" means the software bundle that consists of the DivX Player and the DivX codec for PC.

        1.8   "DivX Pro" means the software bundle that consists of the DivX Player, the DivX Pro Trial codec for PC, and the software application known as Electrokompressiongraph (EKG) for PC.

        1.9   "Downloadable Applications" means any application, software, plug-in, helper, component or other executable code.

        1.10 "End User" means an end user of Distributor App.

        1.11 "End User License Agreement" or "EULA" means the applicable language and/or country version of the Google Toolbar (or Google Deskbar, as applicable) end user license agreement, which may be updated or modified by Google in its sole discretion from time to time. The EULA will be posted and publicly accessible on the Google web site at http://toolbar.google.com/terms-divx, http://toolbar.google.com/intl/fr/terms-divx, http://toolbar.google.com/intl/de/terms-divx, and http://toolbar.google.com/intl/ja/terms-divx ("URLs") and such URLs will remain in place for the term of this agreement.

        1.12 [ *** ]

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        1.13 "Google Trademarks" means all names, trade names, trademarks, and logos used by Google in connection with the Products.

        1.14 "Products" means the machine-readable binary code versions of the Toolbar and the Toolbar Installer, and, as applicable, the machine-readable binary code versions of the Deskbar and the Deskbar Installer.

        1.15 "Successful Installation" means an installation of the Toolbar on an End User's computer and subsequent communication of such Toolbar with a Google server as determined by Google [ *** ]. Successful Installation shall not include (a) [ *** ] (b) [ *** ] (c) [ *** ] (d) [ *** ].

        1.16 "Tier A Countries" means those countries identified as Tier A in Exhibit B.

        1.17 "Tier B Countries" means those countries identified as Tier B in Exhibit B.

        1.18 "Tier C Countries" means those countries identified as Tier C in Exhibit B.

        1.19 "Toolbar" shall mean the machine-readable binary code version of the Google Toolbar provided to Distributor in connection with this Agreement, and any modifications or updates thereto that Google may provide to Distributor hereunder.

        1.20 "Toolbar Installer" shall mean the machine-readable binary code version of the installer provided by Google that installs the Toolbar.

SECTION 2.    LICENSE GRANTS AND RESTRICTIONS

        2.1    Products License Grant.    Subject to the terms and conditions of this Agreement, Google hereby grants to Distributor a royalty-free, nontransferable, nonsublicensable, nonexclusive license during the Term to reproduce, market, and distribute Products, in machine-readable binary code format only, directly [ *** ] to End Users and only as bundled solely with Distributor App in accordance with the terms of this Agreement.

        2.2    License Grant Restrictions.    Distributor shall not, and shall not allow any third party [ *** ] to: (i) disassemble, de-compile or otherwise reverse engineer the Products or otherwise attempt to learn the source code or algorithms underlying the Products; (ii) except as expressly set forth in this Agreement, provide, sell, license, lease, lend, or disclose the Products to any third party; (iii) use the Products for timeshare, service bureau, or other unauthorized purposes; (iv) distribute the Products bundled or in connection with any software or service other than Distributor App; or (v) exceed the scope of any license granted to Distributor hereunder.

        2.3    Trademark License and Use.    Subject to the terms and conditions of this Agreement, Google hereby grants to Distributor a limited, non-exclusive, non-transferable, nonsublicensable, royalty-free license during the Term to use the Google Trademarks, in accordance with Google's usage guidelines, solely to market and promote the Toolbar consistent with this Agreement; provided that all use of the Google Trademarks shall strictly comply with Google's trademark usage guidelines. Google agrees that the Google's trademark usage guidelines applicable to Distributor shall be substantially similar to the usage guidelines generally applicable to other distributors of Google client applications. All uses of Google's Trademark, and all goodwill associated therewith, shall inure solely to the benefit of Google.

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Distributor acknowledges that the Google Trademarks are owned solely by Google, and agrees to use the Google Trademarks only in the form and manner prescribed by Google. Google acknowledges that all Distributor Trademarks are owned solely by Distributor, and agrees to use the Distributor Trademarks only in the form and manner prescribed by Distributor.

        2.4    Trademark Restrictions.    Distributor shall not remove, modify, adapt, or prepare derivative works of any Google Trademarks, Google copyright notices, or other Google proprietary rights notices.

SECTION 3.    DISTRIBUTION AND OTHER OBLIGATIONS

        3.1    Launch; Form of Distribution Offering.    Distributor will begin distribution of Bundles in accordance with this Agreement ("Launch") within [ *** ] following the Effective Date (the "Launch Date"). Distributor will provide written notice of Launch to Google promptly following the Launch Date. The form of any offering of the Toolbar or the Deskbar by Distributor shall be in the form set forth in Exhibit A. No Product, either in whole or in part, shall be offered or distributed in any other way, except with the prior written consent of Google. Without limiting the foregoing sentence, except for End Users as expressly set forth in this Agreement and except as expressly set forth in Section 3.2 below, Distributor shall not offer or distribute the Products to any third party. Distributor shall not (a) serve or otherwise place [ *** ] during the [ *** ] of the Bundles, (b) serve or otherwise place [ *** ] for a [ *** ] product or service during the [ *** ] of the Bundles, (c) serve or otherwise place [ *** ] during the [ *** ] of the Bundles, or (d) offer, download or install or allow [ *** ] during the [ *** ] (except as set forth in Section 3.2) or [ *** ] of the Bundles.

        3.2    [ *** ] Distribution.    Without limiting the foregoing Section 3.1, Distributor shall have the right to offer or distribute Bundles [ *** ] directly to End Users ("[ *** ]"); provided, however, that (a) in connection with any and all such offers or distributions, Distributor shall distribute Bundles in a manner that is [ *** ] this Agreement, including without limitation the provisions set forth in Section 3.1 and Exhibit C, and (b) Google in its sole discretion shall have the right to request that Distributor cease offers or distributions of Bundles [ *** ] would either (1) harm or devalue Google's business, brand or name, or (2) violate Google's privacy policy, and Distributor shall use commercially reasonable efforts [ *** ] cease distribution of Bundles as soon as practicable but in no event longer than [ *** ] following receipt of such request from Google. In no event shall [ *** ] have the right to bundle [ *** ], including without limitation [ *** ], in Bundles without Google's prior written approval. For the avoidance of doubt and without limiting the foregoing in this Section 3.2, [ *** ] so long as the Bundles are installed as part of a [ *** ]. Notwithstanding anything to the contrary, Distributor shall not have the right to offer or distribute Bundles [ *** ] without obtaining Google's prior written approval, [ *** ].

        3.3    Guidelines for Applications.    Distributor agrees that it will comply with the Guidelines for Applications set forth in Exhibit C attached hereto.

        3.4    Minimum Distribution Commitment; Underperformance.

        a)    Minimum Distribution Commitment.    Distributor shall distribute Bundles to End Users in Tier A Countries so that either (a) at least [ *** ] ([ *** ]) Bundles per

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calendar month are downloaded by End Users in Tier A Countries, or (b) there are at least [ *** ] ([ *** ]) Successful Installations per calendar month in Tier A Countries (the "Tier A Minimum Distribution Commitment"). The foregoing (b) shall be referred to as the "Tier A Successful Installation Minimum." Distributor shall distribute Bundles to End Users in Tier B Countries so that either (c) at least [ *** ] ([ *** ]) Bundles per calendar month are downloaded by End Users in Tier B Countries, or (d) there are at least [ *** ] ([ *** ]) Successful Installations per calendar month in Tier B Countries (the "Tier B Minimum Distribution Commitment"). The foregoing (d) shall be referred to as the "Tier B Successful Installation Minimum."

        b)    Underperformances.    In the event that Distributor fails to achieve either the Tier A Minimum Distribution Commitment or the Tier B Minimum Distribution Commitment in any [ *** ] months during the Term (the "Underperformances Months"), despite Distributor's use of no less than commercially reasonable efforts to achieve the Tier A Minimum Distribution Commitment and the Tier B Minimum Distribution Commitment during such Underperformance Months, then [ *** ] shall have the right to terminate this Agreement by providing the other party with [ *** ] advanced written notice thereof (the "Underperformance Termination Right"); provided, however, that in the event that such written notice of termination is provided to [ *** ] by [ *** ] in accordance with the foregoing Underperformance Termination Right. [ *** ] shall have the right but not the obligation to [ *** ] each, as applicable, of (1) the difference between [ *** ], and/or [ *** ]. For the avoidance of doubt, in no event will [ *** ] have the Underperformance Termination Right if the amounts paid by [ *** ] to [ *** ] for any Underperformance Month is [ *** ].

        3.5    Maximum Distribution Commitment.    In no event shall any payments be owed, due or payable to Distributor following the achievement of [ *** ] under this Agreement (the "Maximum Distribution Commitment"). For purposes of clarification, the foregoing sentence shall not relieve Google of any payment obligations that have accrued prior to the achievement of the Maximum Distribution Commitment. Google will use commercially reasonable efforts to provide Distributor with [ *** ] advance notice of achievement of the Maximum Distribution Commitment.

        3.6    Exclusivity.    During the Term, Distributor will not, and will not, [ *** ], allow any third party [ *** ] to, bundle any [ *** ] client application other than the Toolbar or the Deskbar with the Distributor App. For the avoidance of doubt, the foregoing sentence in this Section 3.6 shall not prohibit Distributor from [ *** ] that allows End Users to [ *** ] with the Distributor App; provided, however, that [ *** ].

        3.7    Installation and Access by End Users.    Notwithstanding anything to the contrary, Distributor's distribution of the Toolbar (or the Deskbar, as applicable) under this Agreement shall include distribution of the Toolbar Installer (or the Deskbar Installer, as applicable) provided by Google. As part of the installation process for the Distributor App, End Users will be provided with an opportunity to install the Toolbar (or the Deskbar, as applicable), [ *** ], solely as set forth in Exhibit A. For purposes of this Agreement, [ *** ].

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        3.8    Language Version(s); Appropriate Bundling.    The parties acknowledge that as of the Effective Date of this Agreement the English, French, German, and Japanese-language versions of the Distributor App are currently available and that Distributor plans to make other language versions available in the future. Upon Distributor's release of additional language versions of the Distributor App, Google will provide corresponding language versions of the Products as available. [ *** ] Except as expressly set forth in the preceding sentence, Distributor shall ensure that each country/language version of the Toolbar (or Deskbar, as applicable) is bundled with the appropriate version of the Distributor App and offered to appropriate End Users (e.g., Japanese-language Toolbars bundled only with Japanese-language Distributor App).

        3.9    End User License Agreement.    In connection with Distributor's distribution of the Toolbar (or the Deskbar, as applicable) under this Agreement, and before the Toolbar (or the Deskbar, as applicable) can be installed by an End User, Distributor shall provide each End User with (i) a clear statement inviting the End User to agree to the terms of the EULA, (ii) the opportunity for each End User to review the EULA via a hyperlink to the EULA, and (iii) a button on which each End User may click indicating agreement to the terms of the EULA. In the event that an End User does not affirmatively agree to install the Toolbar (or the Deskbar, as applicable), by clicking on the button to agree to the terms of the EULA, then the Toolbar (or the Deskbar, as applicable) shall not be installed on such End User's computer.

        3.10    Product Integrity.

        a)    Accurate Reproduction.    Distributor agrees that it will accurately reproduce the Products and will not insert into the Products any viruses, worms, date bombs, time bombs, or other code that is specifically designed to use the Products to cease operating, or to damage, interrupt, or interfere with any Products or End User data. [ *** ]

        b)    Product Updates.    In the event Google provides modifications or updates to the Products hereunder, Distributor agrees to within [ *** ] from receipt of such modifications or updates use such modifications or updates in place of and/or as part of prior versions of the Products as appropriate in its distribution of Products hereunder ("Use Requirement"); provided however, that [ *** ].

        3.11    Reporting.

        a)    By Distributor.    During the Term, Distributor shall on a [ *** ] basis provide Google [ *** ].

        b)    By Google.    During the Term, Google shall on a [ *** ] basis provide Distributor [ *** ].

        3.12    Determination of End User Geographic Locations.    The parties agree that [ *** ].

        3.13    [ *** ] Substitution.    Following the date that is [ *** ] following the date of [ *** ], Google shall have the right, upon no less than [ *** ]

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notice to Distributor and no more than [ *** ], to either substitute the [ *** ] for the [ *** ] for distribution under this Agreement, or substitute the [ *** ] for the [ *** ]. For purposes of this Section 3.13, "Substituted Products" means the [ *** ] or the [ *** ], as applicable, and "Substitution Date" means the date on which Distributor commences distribution of the Substituted Products in accordance with this Agreement. Following notice from Google of such substitution and, if applicable, following Distributor's receipt of the Substituted Products, Distributor agrees to promptly commence distribution of the Substituted Products. For the avoidance of doubt, Distributor shall not be obligated to distribute the [ *** ] simultaneously.

SECTION 4.    DELIVERY; PAYMENT

        4.1    Delivery.    Google shall deliver the Products electronically to Distributor at a mutually agreed upon time, but no later than [ *** ] following execution of this Agreement. Google may elect during the Term to provide Distributor with modifications or updates to the Products.

        4.2    Payments.

        a)    [ *** ] Payment.    During the Term, subject to Distributor's achievement of the [ *** ] Minimum [ *** ] Commitment Google shall pay to Distributor [ *** ] (US$[ *** ]) per [ *** ] (each such [ *** ] (US$[ *** ]) payment, the [ *** ] Payment"). In the event that Distributor fails to achieve the [ *** ] Minimum [ *** ] Commitment in any [ *** ] during the Term then the [ *** ] Payment shall not be owed, due or payable for such [ *** ] and instead Google shall pay to Distributor either (1) [ *** ] or (2) [ *** ].

        b)    [ *** ] Payment.    During the Term, subject to Distributor's achievement of the [ *** ] Minimum [ *** ] Commitment Google shall pay to Distributor [ *** ] (US$[ *** ]) per [ *** ] (each such [ *** ] (US$[ *** ]) payment, the "[ *** ] Payment"). In the event that Distributor fails to achieve the [ *** ] Minimum [ *** ] Commitment in any [ *** ] during the Term then the [ *** ] Payment shall not be owed, due or payable for such [ *** ] and instead Google shall pay to Distributor either (1) [ *** ] or (2) [ *** ].

        c)    Tier A Installation Payment.    During the Term, if Distributor achieves the Tier A Successful Installation Minimum in a calendar month then, [ *** ], Google shall pay to Distributor either (1) the Tier A Installation Payment for each additional Successful Installation in Tier A Countries during such calendar month, or (2) [ *** ].

        d)    Tier B Installation Payment.    During the Term, if Distributor achieves the Tier B Successful Installation Minimum in a calendar month then, [ *** ], Google shall pay to Distributor either (1) the Tier B Installation Payment for each additional Successful Installation in Tier B Countries during such calendar month, or (2) [ *** ].

        e)    Tier C Installation Payment.    During the Term, Google shall pay to Distributor either (1) [ *** ] (US$[ *** ]) (the "Tier C Installation Payment") for each Successful Installation in Tier C Countries during each calendar month, or (2) [ *** ].

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        f)    [ *** ] Substitution Payments.    In the event that Google substitutes the [ *** ] for the [ *** ] in accordance with Section 3.10(b) of this Agreement, Google and Distributor agree to work together in good faith to develop a mutually agreeable method for measuring Successful Installations of the [ *** ] (the "[ *** ] Methodology"). Google will pay Distributor in accordance with [ *** ], as applicable and subject to the restrictions therein. "Tier A [ *** ] Installation Payment" means the [ *** ] of (A) the amount determined by the [ *** ] by End Users in Tier A Countries, or (B) the number of [ *** ] by End Users in Tier A Countries in a [ *** ] multiplied by the [ *** ] multiplied by the [ *** ] in Tier A Countries during the [ *** ]. "Tier B [ *** ] Installation Payment" means the [ *** ] of (C) the amount determined by the [ *** ] by End Users in Tier B Countries, or (D) the number of [ *** ] by End Users in Tier B Countries in a [ *** ] multiplied by the [ *** ] multiplied by the [ *** ] in Tier B Countries during the [ *** ]. "Tier C [ *** ] Installation Payment" means the [ *** ] of (E) the amount determined by the [ *** ] by End Users in Tier C Countries, or (F) the number of [ *** ] by End Users in Tier C Countries in a [ *** ] multiplied by the [ *** ] multiplied by the [ *** ] in Tier C Countries during the [ *** ]. Notwithstanding anything to the contrary, in no event will (1) any payment obligations accrue in connection with distributions or downloads of the [ *** ] under this Agreement during any period in which the [ *** ] is being distributed or downloaded under this Agreement, except for [ *** ], and (2) any payment obligations accrue in connection with distributions or downloads of the [ *** ] under this Agreement during any period in which the [ *** ] is being distributed or downloaded under this Agreement, except for [ *** ].

        4.3    Payment Terms.    All payments under this Agreement shall be made within [ *** ] following the last day of the calendar month for which the payments are applicable. In the event that the Launch Date or the effective date of expiration or termination of this Agreement occurs on a day other than the first day of a calendar month then the Tier A Minimum Distribution Commitment, the Tier B Minimum Distribution Commitment, and all applicable payment amounts under Section 4.2 of this Agreement shall be pro rated. By way of example only, if the Launch Date is June 12, 2004 then the Tier A Minimum Distribution Commitment only for June of 2004 will be multiplied by 19 divided by 30, the Tier B Minimum Distribution Commitment will be multiplied by 19 divided by 30, and all applicable payment amounts will be multiplied by 19 divided by 30. In addition, Distributor acknowledges that Google may, at its option, [ *** ], in addition to whatever other rights and remedies Google may have.

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        4.4    Taxes.    All payments under this Agreement are exclusive of taxes imposed by any governmental entity. Distributor shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to the transactions under this Agreement, including penalties and interest, but specifically excluding taxes based upon Google's net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Distributor "net [ *** ]" from the data of invoice or other notification. Distributor shall promptly provide to Google: (i) original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made by Distributor pursuant to this Agreement; or (ii) a valid certificate of Distributor's exemption from obligation to pay such taxes as authorized by the appropriate taxing authority.

        4.5    Audit Rights.    During the Term of this Agreement and for a period of [ *** ] following the expiration or termination thereof, either party may, at its own expense, retain a nationally recognized independent auditor mutually agreed to by the parties to review and audit the other party's relevant records pertaining to this Agreement to verify the performance of obligations under this Agreement upon [ *** ] prior written notice. Such audit may be performed up to [ *** ] per [ *** ] and shall: (a) be subject to the other party's reasonable security and confidentiality requirements; and (b) transpire during the other party's normal business hours. In no event shall any audit under this Section 4.5 be performed during the last [ *** ] of any calendar quarter.

SECTION 5.    TERM AND TERMINATION

        5.1    Term.    The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on the earlier of (a) one (1) year following the Launch Date, or (b) the date on which the Maximum Distribution Commitment is achieved (the "Initial Term"). This Agreement may be renewed for a period of one (1) additional year upon mutual written agreement of the parties (the "Renewal Term"). [ *** ] The Initial Term and the Renewal Term, if any, shall be collectively referred to as the "Term."

        5.2    Termination.    Either party may terminate this Agreement: (a) if the other party breaches a material term or condition of this Agreement and fails to cure such breach within [ *** ] after receiving written notice thereof; or (b) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within [ *** ] of such filing, or has a trustee, administrator or receiver appointed for its business or assets or any part thereof. [ *** ].

        5.3    Effect of Termination.    Upon expiration or termination of this Agreement: (i) all rights and licenses granted hereunder shall immediately cease; (ii) Distributor will immediately stop reproducing, marketing and distributing the Products; (iii) Distributor will use commercially reasonable efforts to cause all [ *** ] to immediately stop offering and distributing the Products; (iv) Distributor shall return or destroy (and a duly appointed officer of Distributor shall certify to such destruction) all copies of the Products and any other Google Confidential Information in its possession; and (v) the fees payable to Distributor hereunder shall immediately cease accruing and Google shall within [ *** ] following such expiration or termination pay to Distributor any undisputed amounts payable which have accrued from the time of the most recent payment to Distributor through the date of termination or expiration of

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this Agreement. Neither party shall be liable to the other for any damages resulting solely from termination of this Agreement as permitted for under this Agreement.

        5.4    Survival.    The provisions of Sections 1 (Definitions), 4.3 (Payment Terms) (for a period not to exceed [ *** ] following the end of the calendar month during which the effective date of expiration or termination of this Agreement occurs), 4.5 (Audit Rights) (for the period specified therein), 5.4 (Survival), 6 (Confidential Information), 7 (Proprietary Rights), 8 (Disclaimer of Warranties), 9 (Limitation of Liability), 10 (Indemnification) and 11 (General) shall survive expiration or termination of this Agreement.

SECTION 6.    CONFIDENTIAL INFORMATION

        Each party (the "Receiving Party") agrees that all software (including without limitation binary code), inventions, algorithms, know-how, ideas, business information, customer lists, technical information, and financial information it obtains from the other (the "Disclosing Party") are the confidential property of the Disclosing Party ("Confidential Information"), if conspicuously labeled as "proprietary" or "confidential" or some similar designation or, if disclosed orally or visually, is confirmed in writing labeled as "proprietary" or "confidential" or some similar designation within [ *** ] of such oral or visual disclosure. The Toolbar, the Toolbar Installer, the Deskbar, and the Deskbar Installer are hereby identified as Google's Confidential Information. Except as expressly and unambiguously allowed herein, the Receiving Party will hold in confidence and not use or disclose any of the Confidential Information and shall similarly bind its employees and contractors in writing. The Receiving Party shall not be obligated under this Section 6 with respect to information the Receiving Party can document: (a) is or has become readily publicly available without restriction through no fault of the Receiving Party or its employees or agents; (b) was received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; (iii) was rightfully in the possession of the Receiving Party without restriction prior to its disclosure by the Disclosing Party; (iv) is independently developed by the Receiving Party by employees without access to the Confidential Information; or (v) is required by law or order of a court, administrative agency or other governmental body to be disclosed by the Receiving Party. Each party's obligation with respect to the other party's Confidential Information shall continue until such time as all of such other party's Confidential Information disclosed under this Agreement becomes publicly known and made generally available through no action or inaction of the receiving party. Each party acknowledges that its breach of this Section 6 may cause irreparable injury to the other for which monetary damages are not an adequate remedy. Accordingly, without limiting any remedies at law or otherwise, either party shall be entitled to injunctions and other equitable remedies in the event of such breach by the other.

SECTION 7.    PROPRIETARY RIGHTS

        Google and/or its licensors own all right, title and interest, including without limitation all rights in copyrights, trademarks, trade secrets, patents and know-how, in and to the Products and the Google Trademarks. Distributor has, and shall acquire, no rights in the foregoing except those expressly granted by this Agreement. Google shall not be restricted from selling, licensing, modifying, or otherwise distributing the Products to any third party. Distributor and/or its licensors own all right, title and interest, including without limitation all rights in copyrights, trademarks, trade secrets, patents and know-how, in and to the Distributor App and the Distributor Trademarks. Google has, and shall acquire, no rights in the foregoing except those expressly granted by this Agreement. Except as set forth in Section 3.3, Distributor shall not be restricted from selling, licensing, modifying, or otherwise distributing the Distributor App (where such Distributor App is not part of a Bundle) to any third party.

SECTION 8.    DISCLAIMER OF WARRANTIES

        THE PRODUCTS ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND AND GOOGLE EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

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SECTION 9.    LIMITATION OF LIABILITY

        EXCEPT FOR (I) AMOUNTS PAYABLE TO THIRD PARTIES PURSUANT TO THE PARTIES' INDEMNIFICATION OBLIGATIONS, (II) BREACHES OF CONFIDENTIALITY OBLIGATIONS, (III) BREACHES BY DISTRIBUTOR OF SECTION 2 (LICENSE GRANTS AND RESTRICTIONS), (IV) BREACHES BY DISTRIBUTOR OF SECTION 3.2 ([ *** ]), (V) BREACHES BY DISTRIBUTOR OF SECTION 3.6 (EXCLUSIVITY), (VI) BREACHES BY DISTRIBUTOR OF SECTION 3.9 (END USER LICENSE AGREEMENT), AND (VII) BREACHES BY DISTRIBUTOR OF SECTION 3.10(A) (PRODUCT INTEGRITY), NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS, LOST REVENUE OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT FOR (A) AMOUNTS PAYABLE TO THIRD PARTIES PURSUANT TO THE PARTIES' INDEMNIFICATION OBLIGATIONS, (B) BREACHES OF CONFIDENTIALITY OBLIGATIONS, (C) BREACHES BY DISTRIBUTOR OF SECTION 2 (LICENSE GRANTS AND RESTRICTIONS), (D) BREACHES BY DISTRIBUTOR OF SECTION 3.2 ([ *** ]), (E) BREACHES BY DISTRIBUTOR OF SECTION 3.6 (EXCLUSIVITY), (F) BREACHES BY DISTRIBUTOR OF SECTION 3.9 (END USER LICENSE AGREEMENT), AND (G) BREACHES BY DISTRIBUTOR OF SECTION 3.10(A) (PRODUCT INTEGRITY), IN NO EVENT SHALL EITHER PARTY'S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF THE AGREEMENT EXCEED [ *** ] (US$[ *** ]). THE FOREGOING LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. The parties agree that (i) the mutual agreements made in this Section reflect a reasonable allocation or risk, and (ii) that each party would not enter into the Agreement without these limitations on liability.

SECTION 10.    INDEMNIFICATION

        10.1    By Google.    Google will defend, indemnify and hold harmless Distributor from and against all liabilities, costs, damages and expenses (including settlement costs and reasonable attorneys' fees) arising from any third party claim that the [ *** ] of such third party. Notwithstanding the foregoing, in no event shall Google have any obligations or liability under this Section 10 arising from: (i) modifications of the [ *** ] by any party other than Google; (ii) combination of the [ *** ] with any other software or products or any other materials; and (iii) any [ *** ]. Upon notice of an alleged infringement, or if in the Google's opinion such a claim is likely, Google shall have the right, at its option, to obtain the right for Distributor to continue to exercise the rights granted under this Agreement, substitute other software with similar operating capabilities, or modify the [ *** ] so that they are no longer infringing. In the event that none of the above options are reasonably available, Google may terminate this Agreement and the licenses granted hereunder upon written notice to Distributor.

        10.2    By Distributor.    Distributor will defend, indemnify and hold harmless Google from and against all liabilities, costs, damages and expenses (including settlement costs and reasonable attorneys' fees) arising from: (i) [ *** ], including without limitation claims based on representations, warranties, or misrepresentations made by Distributor, (ii) Distributor's breach of [ *** ], (iii) any claim that the Distributor's web site or any Distributor App bundled with the [ *** ], or (iv) any [ *** ] claim arising out of or resulting from such [ *** ] use of any software offered by Distributor, including without limitation any actions or claims in [ *** ].

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        10.3    Conditions of Indemnification.    The obligations set forth in this Section 10 shall exist only if the party seeking indemnification ("Indemnitee"): (i) promptly notifies the Indemnitor of such claim, (ii) provides the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) gives the Indemnitor full control and sole authority over the defense and settlement of such claim. The Indemnitee may join in defense with counsel of its choice at its own expense. THE FOREGOING STATES THE PARTIES' ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF A THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS AS SET FORTH ABOVE.

SECTION 11. GENERAL

        11.1    Contact Persons and Notice.    The parties designate the persons below to represent Google or Distributor regarding the activities described in this Agreement and to receive all notices required hereunder.

Distributor:	Google:
Attn; [ *** ] 10350 Science Center Drive Building 14, Suite 140 San Diego, CA 92075 Voice: [ *** ] E-mail: [ *** ]	Attn: [ *** ] 1600 Amphitheatre Parkway Mountain View, CA 94043 Voice: [ *** ] E-mail: [ *** ]
With a copy to:	With a copy to:
DivXNetworks Legal Department 10350 Science Center Drive Building 14, Suite 140 San Diego, CA 92075 Email: drlchter@divxnetworks.com	Google Legal Department 1600 Amphitheatre Parkway Mountain View, CA 94043

Notice shall be deemed given (i) upon receipt when delivered personally, (ii) upon written verification of receipt from overnight courier, (iii) upon verification of receipt of registered or certified mail or (iv) upon verification of receipt via facsimile, provided that such notice is also sent simultaneously via first class mail.

        11.2    No Assignment.    This Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed; provided, however, that either party may assign this Agreement without consent in the case of a sale by such party of all or substantially all of its assets, or a merger, acquisition or consolidation involving such party and provided further that (1) in the event that Distributor enters into a Change of Control Transaction with [ *** ], and (2) in the event that Google enters into a Changes of Control Transaction with [ *** ]. For purposes of this Section 11.2, "Change of Control Transaction" means [ *** ]. This Agreement shall be binding upon the parties' permitted successors and assigns.

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        11.3    Independent Contractors.    The parties hereto are and shall remain independent contractors and nothing herein shall be deemed to create any agency, partnership, or joint venture relationship between the parties. Neither party shall be deemed to be an employee or legal representative of the other nor shall either party have any right or authority to create any obligation on behalf of the other party.

        11.4    Force Majeure.    Neither party shall be liable for failing or delaying performance of its obligations resulting from any condition beyond its reasonable control, including but not limited to, governmental action, acts of terrorism, earthquake, fire, flood or other acts of God, labor conditions, power failures, and Internet disturbances.

        11.5    Non-Waiver.    Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

        11.6    Severability.    If any provision of this Agreement is adjudged by a court of competent jurisdiction to be unenforceable, invalid or otherwise contrary to law, such provision shall be interpreted so as to best accomplish its intended objectives and the remaining provisions of this Agreement shall remain in full force and effect.

        11.7    Governing Law; Venue.    The laws of California, excluding California's choice of law rules, and applicable federal U.S. laws shall govern this Agreement. Each party agrees to submit to the personal and exclusive jurisdiction of the courts located in Santa Clara County, California. The parties specifically exclude from application to this Agreement the United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act.

        11.8    Entire Agreement; Modification.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof. Any amendments or modifications to this Agreement must (i) be in writing, (ii) refer to this Agreement, and (iii) be executed by an authorized representative of each party. The Agreement shall be construed as if both parties jointly wrote it.

        11.9    Counterparts.    This Agreement may be executed in counterparts, including facsimile counterparts.

        11.10    Headings.    The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        11.11    Compliance with Laws.    Each party shall comply with all applicable laws, rules and regulations, if any, including without limitation export laws and regulations, required in performing its obligations under the Agreement.

        11.12    Language.    This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

        11.13    Publicity.    Neither party will issue any public statement or press release regarding this Agreement without the prior written approval of the other party.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

DIVXNETWORKS, INC.	GOOGLE INC.
/s/ KEVIN HELL By	/s/ JOAN BRADDI By
Kevin Hell Name	Joan Braddi Name
Chief Marketing Officer Title	VP Search Services Title
6-18-04 Date	June 18, 2004 Date

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EXHIBIT A

DivX 5.2/Google installer flowchart

        [GRAPHICS]

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DivX 5.2/Google installer screens

        [GRAPHICS]

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[GRAPHICS]

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[GRAPHICS]

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[GRAPHICS]

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[GRAPHICS]

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EXHIBIT B

[ *** ]

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EXHIBIT C

Guidelines for Applications

        [ *** ]

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[ *** ]

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[ *** ]

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[ *** ]

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ATTACHMENT A TO EXHIBIT C

Prohibited Behavior and Content

        [ *** ]

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Disclosure and Consent

[ *** ]

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[ *** ]

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Branding & Attribution

[ *** ]

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Implementation, Transparency and Deactivation

[ *** ]

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Implementation, Transparency and Deactivation

[ *** ]

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Bundling of Applications

[ *** ]

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Bundling of Applications

[ *** ]

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EXHIBIT D

[ *** ]

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EXHIBIT E

[ *** ]

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EXHIBIT F

[ *** ]

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AMENDMENT NUMBER ONE TO THE
GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND
DISTRIBUTION AGREEMENT

        This Amendment Number One ("Amendment One") to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks Inc. and Google Inc. with an effective date of June 18, 2004 ("Agreement") is entered into as of August 11, 2004 (the "Amendment One Effective Date") by and between DivXNetworks Inc., with offices at 10350 Science Center Drive, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 ("Google").

        Whereas, Distributor and Google are parties to the Agreement; and

        Whereas, Distributor and Google desire to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows,

  1.
  Definitions. For purposes of this Amendment One, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Agreement.

  2.
  "[ *** ]" shall be added to the list of [ *** ] set forth in Exhibit F of the Agreement.

  3.
  The following sentence shall be added to the end of Section 3.2;

    "In the event that Google provides approval in accordance with the foregoing for Distributor to offer or distribute [ *** ] for [ *** ] "Approved [ *** ]"), Distributor shall [ *** ] to Distributor by Google for each Approved [ *** ] (where each Approved [ *** ] shall be associated with a [ *** ]) for the purpose of [ *** ] the [ *** ] that are [ *** ]; provided, however, that each such [ *** ] shall be [ *** ]. In the event that Google has a reasonable, good faith belief that the activities of an Approved [ *** ], including without limitation, such Approved [ *** ] on [ *** ] containing or incorporating [ *** ], and such Approved [ *** ] with respect to [ *** ], have had, are having, or would result in an adverse impact on Google's reputation, brand, or goodwill, then Google shall have the right to [ *** ] on such Approved [ *** ] by providing written notice thereof to Distributor (such notice, the "Approved [ *** ] Notice"). Accordingly, upon Distributor's receipt of an Approved [ *** ] Notice, Distributor shall cause such Approved [ *** ] to [ *** ] on such Approved [ *** ] but in no event shall such [ *** ] to the [ *** ] occurring [ *** ]."

  4.
  Except as modified by this Amendment One, the Agreement shall remain in full force and effect.

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        IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed by their duly authorized representatives.

DivXNetworks Inc.		Google Inc.
By:	/s/ R. JORDAN GREENHALL	By:	/s/ JOAN BRADDI
Name:	Jordan Greenhall	Name:	Joan Braddi

Title:	CEO	Title:	VP, Search Services

Date:	19 Aug 2004	Date:	9.29.04

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AMENDMENT NUMBER TWO TO THE
GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND
DISTRIBUTION AGREEMENT

        This Amendment Number Two ("Amendment Two") to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks Inc. and Google Inc. with an effective date of June 18, 2004 ("Agreement") as amended by Amendment Number One to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks Inc. and Google Inc. with an effective date of August 11, 2004 ("Amendment One") is entered into as of October 29, 2004 (the "Amendment Two Effective Date") by and between DivXNetworks, Inc., with offices at 10350 Science Center Drive, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 ("Google").

        Whereas, Distributor and Google are parties to the Agreement, as amended by Amendment One (the Agreement as amended, the "Amended Agreement"); and

        Whereas, Distributor and Google desire to amend the Amended Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows,

        1.     For purposes of this Amendment Two, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement.

        2.     Section 1.4 of the Amended Agreement shall be replaced in its entirety by the following:

    "1.4 "Distributor App" means each of DivX, DivX Pro Trial and DivX Player."

        3.     Exhibit A of the Amended Agreement shall be replaced in its entirety by Exhibit A to this Amendment Two.

        4.     The following new Section 1.21 shall be added to the Amended Agreement:

    "1.21 [ *** ]

        5.     The third sentence of Section 3.1 of the Amended Agreement shall be replaced by the following:

    "The form of any offering of the Toolbar or the Deskbar by Distributor by any method other than [ *** ] shall be in the form set forth in Exhibit A, and the form of any offering of the Toolbar or the Deskbar by Distributor via [ *** ] shall be in the form set forth in Exhibit A-1. For the avoidance of doubt, the install screens viewed by the End User in connection with the [ *** ] of DivX and DivX Pro Trial shall substantially comply with the install screen mock-ups for DivX Player set forth in Exhibit A-1."

        6.     Exhibit A-1 to this Amendment Two shall be added as a new Exhibit A-1 to the Amended Agreement.

        7.     Except as modified by this Amendment Two, the Amended Agreement shall remain in full force and effect.

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        IN WITNESS WHEREOF, the parties have caused this Amendment Two to be executed by their duly authorized representatives.

DivXNetworks Inc.		Google Inc.
By:	/s/ S. SHAHI GHANEM	By:	/s/ JOAN BRADDI
Name:	S. Shahi Ghanem	Name:	Joan Braddi
Title:	President	Title:	VP, Search Services

Date:	3 Nov 2004	Date:	11.03.04

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EXHIBIT A

Installation flowchart
(Product Installers)

[CHART]

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        [GRAPHIC]

        1—Language Selection

        [GRAPHIC]

        2—Welcome

        [GRAPHIC]

        3—DivX Pro 6 Month Trial offer

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EXECUTION DRAFT

        [GRAPHIC]

        4—License Agreement

        [GRAPHIC]

        5—Component Selection

        [GRAPHIC]

        6—Choose installation folder

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EXECUTION DRAFT

        [GRAPHIC]

        7—Google Toolbar offer

        [GRAPHIC]

        8.—Installing files

        [GRAPHIC]

        9—Installation complete (Including Google Toolbar)

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EXECUTION DRAFT

        [GRAPHIC]

        10—Installation complete (Not including Google Toolbar)

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EXHIBIT A-1

Installation flowchart
(Product updates system)

[CHART]

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EXECUTION DRAFT

        [GRAPHIC]

        1—Update notification

        [GRAPHIC]

        2—Current configuration

        [GRAPHIC]

        [ *** ]

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        [GRAPHIC]

        4—DivX license agreements

        [GRAPHIC]

        5—[ *** ]

        [GRAPHIC]

        6—[ *** ]

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        [GRAPHIC]

        7—Google Toolbar offer

        [GRAPHIC]

        8.—[ *** ]

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AMENDMENT NUMBER THREE TO THE
GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND
DISTRIBUTION AGREEMENT

        This Amendment Number Three ("Amendment Three") to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks, Inc. and Google Inc. with an effective date of June 18, 2004 ("Agreement") as amended by (i) Amendment Number One to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks, Inc. and Google Inc. with an effective date of August 11, 2004 ("Amendment One"), and (ii) Amendment Number Two to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivXNetworks, Inc. and Google Inc. with an effective date of November 3, 2004 ("Amendment Two") is entered into as of the date written by Google below (the "Amendment Three Effective Date") by and between DivXNetworks, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 ("Google").

        Whereas, Distributor and Google are parties to the Agreement, as amended by Amendment One and Amendment Two (the Agreement as amended, the "Amended Agreement"); and

        Whereas, Distributor and Google desire to amend the Amended Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.

        1.     For purposes of this Amendment Three, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement.

        2.     Section 1.2 of the Amended Agreement is deleted in its entirety.

        3.     Section 1.3 of the Amended Agreement is deleted in its entirety.

        4.     Section 1.11 of the Amended Agreement is replaced in its entirety by the following:

        "1.11 "End User License Agreement" or "EULA" means the applicable language and/or country version of the Google Toolbar end user license agreement or Google Desktop Search end user license agreement, as applicable, each of which may be updated or modified by Google in its sole discretion from time to time. [ *** ]

        5.     Section 1.14 of the Amended Agreement is replaced in its entirety by the following:

        "1.14 "Products" means the machine-readable binary code versions of the Toolbar and the Toolbar Installer, and, following the Desktop Search Date, Desktop Search and the Desktop Search Installer."

        6.     Section 1.21 of the Amended Agreement is replaced in its entirety by the following:

        "1.21 [ *** ]

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        7.     The following new Section 1.22 is added to the Amended Agreement:

        "1.22 "Desktop Search" means the machine-readable binary code version of Google Desktop Search provided to Distributor in connection with this Agreement, and any modifications or updates thereto that Google may provide to Distributor hereunder."

        8.     The following new Section 1.23 is added to the Amended Agreement:

        "1.23 "Desktop Search Date" means [ *** ].

        9.     The following new Section 1.24 is added to the Amended Agreement:

        "1.24 "Desktop Search Installer" means the machine-readable binary code version of the installer provided by Google that installs Desktop Search."

        10.   The third sentence of Section 3.1 of the Amended Agreement is replaced by the following:

  "The form of any offering of the Products by Distributor by any method other than [ *** ] shall be in the form set forth in Exhibit A, and the form of any offering of the Products by Distributor via [ *** ] shall be in the form set forth in Exhibit A-1. Following the Desktop Search Date, the parties will enter good faith discussions regarding the form of the offering of Desktop Search, and Exhibits A and A-1 will be updated in writing via email to reflect the mutual agreement of the parties following such discussion."

        11.   Section 3.2 of the Amended Agreement is replaced in its entirety by the following:

        "3.2 [ *** ] Distribution.    Without limiting the foregoing Section 3.1 and except as expressly set forth in this Section 3.2, Distributor shall have the right to offer or distribute Bundles [ *** ] ("[ *** ]"); [ *** ] (only in connection with [ *** ] as described in this Section 3.2) to End Users provided, however, that (a) in connection with any and all such offers or distributions, Distributor shall distribute Bundles in a manner that is [ *** ] this Agreement, including without limitation the provisions set forth in Section 3.1 and Exhibit C, and (b) Google in its sole discretion shall have the right to request that Distributor cease offers or distributions of Bundles [ *** ] would either (1) harm or devalue Google's business, brand or name, or (2) violate Google's privacy policy, and Distributor shall use commercially reasonable efforts [ *** ] to cease distribution of Bundles as soon as practicable but in no event longer than [ *** ] following receipt of such request from Google. In no event shall [ *** ] have the right to bundle [ *** ], including without limitation [ *** ], in Bundles without Google's prior written approval. For the avoidance of doubt and without limiting the foregoing in this Section 3.2, [ *** ] so long as the Bundles are installed as part of a stand-alone installation process [ *** ]. Notwithstanding anything to the contrary, Distributor shall not have the right to offer or distribute Bundles for [ *** ] without obtaining Google's prior written approval, [ *** ]. In addition and subject to the sentence immediately following this sentence, Distributor shall have the right to [ *** ] with [ *** ] without obtaining Google's prior written approval. In the event that either (A) Google provides approval in accordance with the foregoing in this Section 3.2 for Distributor to [ *** ] for [ *** ], or (B)

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Distributor desires to [ *** ] with [ *** ] (each such [ *** ] in the foregoing (A) or (B), an "Approved [ *** ]"), Distributor shall [ *** ] and related [ *** ] issued to Distributor by Google, within [ *** ] of Distributor's request in a format intended to be ready [ *** ] as described herein for each Approved [ *** ] (where each Approved [ *** ] shall be associated with a [ *** ]) for the purpose of [ *** ] the [ *** ] that are [ *** ]; provided, however, that each such [ *** ] shall be [ *** ]. In the event that Google has a reasonable, good faith belief that [ *** ] of an Approved [ *** ], including without limitation, such Approved [ *** ] on [ *** ] containing or incorporating [ *** ], and such Approved [ *** ] with respect to [ *** ], have had, are having, or would result in an adverse impact on Google's reputation, brand, or goodwill, then Google shall have the right to [ *** ] on such Approved [ *** ] by providing written notice thereof to Distributor (such notice, the "Approved [ *** ] Notice"). Accordingly, upon Distributor's receipt of an Approved [ *** ] Notice, Distributor shall cause such Approved [ *** ] to [ *** ] on such Approved [ *** ] or [ *** ] of [ *** ] with such Approved [ *** ] but in no event shall such [ *** ] to the [ *** ] occurring [ *** ]."

        12.   Section 3.6 of the Amended Agreement is replaced in its entirety by the following:

        "3.6 Exclusivity.    During the Term, Distributor will not, and will not, [ *** ], allow any third party [ *** ] to, bundle any [ *** ] client application other than the Toolbar or Desktop Search with the Distributor App ("Exclusivity"). For the avoidance of doubt, the foregoing sentence in this Section 3.6 shall not prohibit Distributor from [ *** ] that allows End Users to [ *** ] with the Distributor App; provided, however, that [ *** ]. In addition and without limiting any other provision of this Agreement, in the event Distributor desires to [ *** ] a [ *** ] with a [ *** ] then Distributor shall provide written notice thereof to Google prior to any such [ *** ], and Google shall provide written notice to Distributor stating whether or not Distributor [ *** ] with the [ *** ] in accordance with the terms of this Agreement within [ *** ] following either (a) Google's receipt of an [ *** ] of the such [ *** ], in the event that such [ *** ] is [ *** ] or an [ *** ] that is not a [ *** ], or (b) such written notice, in the event that such [ *** ] is a [ *** ] that is to be [ *** ] in or contemplated by this Agreement. In the event Google grants Distributor the right to [ *** ] with the [ *** ] in accordance with the terms of this Agreement then the foregoing Exclusivity shall apply to the [ *** ]. In the event Google does not grant Distributor the right to [ *** ] the foregoing Exclusivity shall not apply to that unapproved [ *** ]. In addition, and by way of clarity, the foregoing Exclusivity [ *** ] methods are not permitted by or are terminated by Google pursuant to [ *** ]."

        13.   Section 3.7 of the Amended Agreement is replaced in its entirety by the following:

        "3.7 Installation and Access by End Users.    Notwithstanding anything to the contrary, Distributor's distribution of the Toolbar under this Agreement shall include distribution of the Toolbar

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Installer and Distributor's distribution of Desktop Search under this Agreement shall include distribution of the Desktop Search Installer. As part of the installation process for the Distributor App, installations of the Toolbar will occur [ *** ], solely as set forth in Exhibit A. For purposes of this Agreement, [ *** ]

        14.   In Section 3.8 of the Amended Agreement, "Toolbar (or Deskbar, as applicable)" is replaced by "Toolbar and Desktop Search".

        15.   Section 3.9 of the Amended Agreement is replaced in its entirety by the following:

        "3.9 End User License Agreement.    In connection with Distributor's distribution of the Products under this Agreement, and before any such Product can be installed by an End User, Distributor shall provide each End User with (i) a clear statement inviting the End User to agree to the terms of the applicable EULA, (ii) the opportunity for each End User to review such EULA via a hyperlink to such EULA, and (iii) a button on which each End User may click indicating agreement to the terms of such EULA. In the event that an End User does not affirmatively agree to install a particular Product by clicking on the button to agree to the terms of the applicable EULA, then such Product shall not be installed on such End User's computer."

        16.   Section 3.13 of the Amended Agreement is replaced in its entirety by the following:

        "3.13 [ *** ] Functionality.    If during the Term [ *** ] incorporates [ *** ] Functionality into the [ *** ] then [ *** ] in its sole discretion shall have the right to disable such [ *** ] Functionality in the [ *** ], where "disable" means that the [ *** ] as distributed by [ *** ] hereunder will be provided to [ *** ] with such [ *** ] Functionality disabled but such [ *** ] will be able to enable such [ *** ] Functionality solely by [ *** ]. In the event that [ *** ] does not elect to disable such [ *** ] Functionality then [ *** ] shall communicate said intent [ *** ] containing such [ *** ] Functionality and [ *** ] shall have the right to either (i) incorporate such [ *** ] Functionality within [ *** ] in accordance with the terms and conditions of this Agreement, or (ii) [ *** ] this Agreement by providing no less than [ *** ] prior written notice of such [ *** ], in which case [ *** ] shall have no obligation hereunder to incorporate such [ *** ] Functionality. "[ *** ] Functionality" means [ *** ].

        17.   Effective as of January 1, 2005, (a) the [ *** ] Payment shall [ *** ] per [ *** ] to [ *** ] per [ *** ], (b) the [ *** ] Installation Payment shall [ *** ] to [ *** ], (c) the [ *** ] Payment shall [ *** ] per [ *** ] to [ *** ] per [ *** ], (d) the [ *** ] Installation Payment shall [ *** ] to [ *** ], and (e) the [ *** ] Installation Payment shall [ *** ] to [ *** ].

        18.   Section 4.2(f) of the Amended Agreement is deleted in its entirety.

        19.   The first sentence of Section 5.1 of the Amended Agreement is replaced by the following:

  "The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on the earlier of (a) December 31, 2005, or (b) the date on which the Maximum Distribution Commitment is achieved (the "Initial Term")"

        20.   The following new Section 4.6 is added to the Amended Agreement:

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        "4.6 [ *** ] for Desktop Search.    Notwithstanding anything to the contrary and subject to Section 3.1 of the Amended Agreement for the avoidance of doubt: (a) [ *** ] shall be [ *** ] for distributions or installations of Desktop Search or the Desktop Search Installer under this Agreement; (b) [ *** ] shall apply to [ *** ] and (c) there shall be [ *** ].

        21.   The second sentence of Section 6 of the Amended Agreement is replaced in its entirety by the following:

  "Without limiting the foregoing in this Section 6, the Products are hereby identified as Google's Confidential Information."

        22.   In Section 10.1 of the Amended Agreement, both instances of "the Toolbar, the Toolbar Installer, the Deskbar, the Deskbar Installer" are replaced by "the Products."

        23.   Except as modified by this Amendment Three, the Amended Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed by their duly authorized representatives.

DivXNetworks Inc.		Google Inc.
By:	/s/ R. JORDAN GREENHALL	By:	/s/ JOAN BRADDI
Name:	R. Jordan Greenhall	Name:	Joan Braddi
Title:	CEO	Title:	VP, Search Services
Date:	1/10/05	Date:	1/11/05

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AMENDMENT NUMBER FOUR TO THE
GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND
DISTRIBUTION AGREEMENT

        This Amendment Number Four ("Amendment Four") to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivX, Inc. (formerly, DivXNetworks, Inc.) and Google Inc. with an effective date of June 18, 2004 ("Agreement") as amended by (a) Amendment Number One to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of August 11, 2004 ("Amendment One"), (b) Amendment Number Two to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of October 29, 2004 ("Amendment Two"), and (c) Amendment Number Three to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of January 11, 2005 ("Amendment Three"), is entered into as of December 28, 2005 (the "Amendment Four Effective Date") by and between DivX, Inc. with offices at 4780 Eastgate Mall, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 ("Google").

        Whereas, Distributor and Google are parties to the Agreement, as amended by Amendment One, Amendment Two, and Amendment Three (the Agreement as amended, the "Amended Agreement"); and

        Whereas, Distributor and Google desire to amend the Amended Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows

        1.     The reference to "December 31, 2005" in the first sentence of Section 5.1 of the Amended Agreement is replaced by "January 31, 2006".

        2.     Except as modified by this Amendment Four, the Amended Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment Four to be executed by their duly authorized representatives.

DivX, Inc.		Google Inc.
By:	/s/ DAVID RICHTER	By:	/s/ JEFF SHARDELL
Name:	David J. Richter	Name:	Jeff Shardell

Title:	SVP Corporate Development & General Counsel	Title:	Director, Web Search & Sync
Date:	December 22, 2005	Date:	December 22, 2005

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AMENDMENT NUMBER FIVE TO THE
GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND
DISTRIBUTION AGREEMENT

        This Amendment Number Five ("Amendment Five") to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivX, Inc. (formerly, DivXNetworks, Inc.) and Google Inc. with an effective date of June 18, 2004 ("Agreement"), as amended by (a) Amendment Number One to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of August 11, 2004 ("Amendment One"), (b) Amendment Number Two to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of October 29, 2004 ("Amendment Two"), (c) Amendment Number Three to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of January 11, 2005 ("Amendment Three"), and (d) Amendment Number Four to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement with an effective date of December 28, 2005 ("Amendment Four"), is entered into as of January 1, 2006 (the "Amendment Five Effective Date") by and between DivX, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 ("Distributor"), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 ("Google"). For purposes of this Amendment Five, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement (as defined below).

        WHEREAS, Distributor and Google are parties to the Agreement, as amended by Amendment One, Amendment Two, Amendment Three, and Amendment Four (the Agreement as amended, the "Amended Agreement"); and

        WHEREAS, Distributor and Google desire to amend the Amended agreement with respect to the Distributor's distribution of Products on or after the Amendment Five Effective Date as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Amended Agreement as follows.

1.    DEFINITIONS.

        1.1    Bundle.    Section 1.1 of the Amended Agreement is replaced in its entirety by the following:

          "1.1 "Bundle" means the Products bundled solely with a Distributor App; provided that, for the purposes of Sections 3.4 and 4.2 of the Amended Agreement as amended by this Amendment Five, until the [ *** ] Launch, "Bundle" shall have the same meaning as Prior Bundle (as defined at Section 3.1 of this Amendment Five). [ *** ]

        1.2    Distributor App.    Section 1.4 of the Amended Agreement is replaced in its entirety by the following:

          "1.4 "Distributor App" means DivX Play or DivX Create."

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        1.3    DivX Play.    Section 1.7 of the Amended Agreement is replaced In its entirety by the following:

          "1.7 "DivX Play" means the software bundle that consists of the DivX Player, DivX codec, and/or such other software as may be mutually agreed upon by the parties in writing (including by email from an employee of a party who is director level or higher)."

        1.4    DivX Create.    Section 1.8 of the Amended Agreement is replaced in its entirety by the following:

          "1.8 "DivX Create" means the software bundle that consists of the DivX Player, DivX Pro codec, DivX Converter and/or such other software as may be mutually agreed upon by the parties in writing (including by email from an employee of a party who is director level or higher)."

        1.5    EULA.    The first sentence of Section 1.11 of the Amended Agreement is replaced in its entirety by the following:

          "1.11 "End User License Agreement" or "EULA" means the applicable language and/or country version of the end user license agreement for each Product, which may be updated or modified by Google in its sole discretion from time to time."

        1.6    Products.    Section 1.14 of the Amended Agreement is replaced in Its entirety by the following:

          "1.14 "Products" means the machine-readable binary code versions of the Toolbar and the Toolbar Installer (including the Firefox version of the Toolbar and Toolbar Installer), Desktop Search and the Desktop Search Installer, and, except for purposes of Sections 1.13, and 10.1, [ *** ]

        1.7    [ *** ]    Section 1.21 of the Amended Agreement is replaced in its entirety by the following:

          "1.21 [ *** ]

        1.8    [ *** ]    The following new Section 1.25 is added to the Amended Agreement:

          "1.25 [ *** ]

        1.9    [ *** ]    The following new Section 1.26 is added to the Amended Agreement:

          "1.26 [ *** ]

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        1.10    [ *** ]    The following new Section 1.27 is added to the Amended Agreement:

          "1.27 [ *** ]

        1.11    [ *** ]    The following new Section 1.28 is added to the Amended Agreement:

          "1.28 [ *** ]

        1.12    [ *** ]    The following new section 1.29 is added to the Amended Agreement:

          "1.29 [ *** ]

        1.13    Successful Browser Installation.    The following new Section 1.30 is added to the Amended Agreement:

          "1.30 "Successful Browser Installation" means an installation of the [ *** ] containing the applicable version of the Toolbar, as the default browser on an End User's computer in accordance with this Agreement and subsequent communication of such [ *** ] with a Google server as determined by Google [ *** ]. Successful Browser Installations shall [ *** ]."

        1.14    Successful Firefox Toolbar Installation.    The following new Section 1.31 is added to the Amended Agreement:

          "1.31 "Successful Firefox Toolbar Installation" means an installation of the Toolbar on an End User's computer in accordance with this Agreement and subsequent communication of such To olbar with a Google server as determined by Google [ *** ]"

2.    [ *** ]

        2.1    Trademark License and Use.    The following sentence is added to the end of Section 2.3:

    "Subject to the terms and conditions of this Agreement, [ *** ].

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        2.2    Trademark Restrictions.    The following sentence is added to the end of Section 2.4:

    [ *** ]

3.    DISTRIBUTION AND OTHER OBLIGATIONS.

        3.1    [ *** ]    Notwithstanding anything to the contrary herein, [ *** ] will continue [ *** ] (as such terms are defined in the Amended Agreement) [ *** ] in accordance with the Amended Agreement. Upon the Google [ *** ] Distributor will [ *** ] of the [ *** ] as soon thereafter as is [ *** ]. Distributor will provide [ *** ] immediately prior to [ *** ].

        3.2    Form of Distribution Offering.

        (a)   The third and forth sentences of Section 3.1 of the Amended Agreement are replaced in their entirety by the following:

          "The form of any offering of any Product by Distributor by any method other than [ *** ] shall be in the form set forth as Exhibit A, and the form of any offering of any Product by Distributor via [ *** ] shall be in the form set forth in Exhibit A-1."

        (b)   With respect to Distributor's distribution of Products on or after the [ *** ], Exhibit A to the Amended Agreement is replaced in its entirety by Exhibit A to this Amendment Five.

        (c)   With respect to Distributor's distribution of Products on or after the [ *** ], Exhibit A-1 to the Amended Agreement shall be as replaced by an installation flowchart mutually agreed upon by the parties in writing (including by email from an employee of a party who is director level or higher).

        3.3    Minimum Distribution Commitment.    Section 3.4(a) of the Amended Agreement is replaced in its entirely by the following:

          "a)  Minimum Distribution Commitment.    Distributor shall distribute Bundles to End Users in Tier A Countries so that either (a) at least [ *** ] ([ *** ]) Bundles per calendar month are downloaded by End Users in Tier A Countries, or (b) there are at least [ *** ] ([ *** ]) Successful Browser Installations per calendar month in Tier A Countries (the "Tier A Minimum Distribution Commitment"). The foregoing (b) shall be referred to as the "Tier A Successful Installation Minimum." Distributor shall distribute Bundles to End Users in Tier B Countries so that either (c) at least [ *** ] ([ *** ]) Bundles per calendar month are downloaded by End Users in Tier B Countries, or (d) there are at least [ *** ] ([ *** ]) Successful Browser Installations per calendar month in Tier B Countries (the "Tier B Minimum Distribution Commitment."). The foregoing (d) shall be referred to as the "Tier B Successful Installation Minimum." Distributor shall distribute Bundles to End Users in Tier C Countries so that either (e) at least [ *** ] ([ *** ]) Bundles per calendar month are downloaded by End Users in Tier C Countries, or (f) there are at least [ *** ] ([ *** ]) Successful Browser Installations per calendar month in Tier C Countries (the "Tier C Minimum Distribution

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    Commitment"). The foregoing (f) shall be referred to as the "Tier C Successful Installation Minimum."

        3.4    Maximum Distribution Commitment.    Section 3.5 of the Amended Agreement is replaced in its entirety by the following:

          "3.5 Maximum Distribution Commitment.

          a)    Notwithstanding anything to the contrary, in no event shall any payments be owed, due or payable to Distributor for [ *** ] in connection with this Agreement, nor shall Google have any obligations to Distributor regarding the Products once Google has paid Distributor, in excess of thirteen million five hundred thousand dollars (US$13,500,000) ("Maximum Distribution Commitment"), the date upon which the requisite number of [ *** ] has occurred to achieve the Maximum Distribution Commitment to be defined as "Maximum Distribution Date." For purposes of clarification, the foregoing sentence shall not relieve Google of any payment obligations that have accrued prior to the achievement of the Maximum Distribution Commitment. Google shall have the right, at its sole option, to increase the Maximum Distribution Commitment from time to time. [ *** ].

          b)    If both parties reasonably determine, [ *** ], that the Maximum Distribution Date will occur [ *** ], and, within [ *** ] of such determination, [ *** ] notifies [ *** ] the Maximum Distribution Commitment in order to [ *** ] through [ *** ], then [ *** ] may, within [ *** ] of receiving [ *** ] notification: (i) [ *** ]; and (ii) [ *** ] prior to [ *** ] of this Agreement. In the event [ *** ] with any [ *** ], then, beginning in the [ *** ] the [ *** ] with the [ *** ]: (1) notwithstanding anything to the contrary herein, Google shall have no further obligation to pay Distributor [ *** ], but shall only pay Distributor the [ *** ] for such [ *** ]; and (2) no such bundles shall include any Products.

          c)     Notwithstanding anything to the contrary, in no event shall any payments be owed, due or payable to Distributor for [ *** ]

        3.5    Installation and Access by End Users.    The first two sentences of Section 3.7 of the Amended Agreement are replaced In their entirety by the following:

          "Notwithstanding anything to the contrary, but subject to the third sentence of Section 1.1: (a) Distributor's distribution of the [ *** ] under this Agreement shall include distribution of both the [ *** ] (b) unless distributed with the [ *** ], Distributor's distribution of the [ *** ] under this Agreement shall include distribution of the [ *** ], and (c) Distributor's distribution of Desktop Search under this Agreement shall include distribution of the [ *** ]

        3.6    Language Version(s); Appropriate Bundling.    In Section 3.8 of the Amended Agreement, "Toolbar and Desktop Search" is replaced by "the Products".

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        3.7    Reporting.

        (a)   Section 3.11(a) of the Amended Agreement is replaced in its entirety by the following:

          "b)  By Distributor.    During the Term, Distributor shall make commercially reasonable efforts to provide Google within [ *** ] following the end of each calendar month with a report [ *** ]

        (b)   In Section 3.11(b) of the Amended Agreement, "Successful Installations" is replaced by: [ *** ]

        3.8    Toolbar Activation.    [ *** ]

4.    PAYMENTS.

        4.1    Payments.    Section 4.2 of the Amended Agreement is replaced in its entirety by the following:

          "4.2 Payments.

          a)    [ *** ] Payment.    During the Term, subject to Distributor's achievement of the [ *** ] Minimum [ *** ] Commitment, Google shall pay to Distributor [ *** ] ($US[ *** ]) per [ *** ] (each such payment, the "[ *** ] Payment"). In the event that Distributor fails to achieve the [ *** ] Minimum [ *** ] Commitment in any [ *** ] during the Term, then the [ *** ] Payment shall not be owed, due or payable for such [ *** ], and instead Google shall pay to Distributor [ *** ]

          b)    [ *** ] Payment.    During the Term, subject to Distributor's achievement of the [ *** ] Minimum [ *** ] Commitment, Google shall pay to Distributor [ *** ] ($US[ *** ]) per [ *** ] (each such payment, [ *** ] Payment"). In the event that Distributor fails to achieve the [ *** ] Minimum [ *** ] Commitment in any [ *** ] during the Term, then the [ *** ] Payment shall not be owed, due or payable for such [ *** ], and instead Google shall pay to Distributor [ *** ]

          c)     [ *** ] Payment.    During the Term, subject to Distributor's achievement of the [ *** ] Minimum Commitment, Google shall pay to Distributor [ *** ] ($US[ *** ]) per [ *** ] (each such payment, the "[ *** ] Payment"). In the event that Distributor fails to achieve the [ *** ] Minimum [ *** ] Commitment in any [ *** ] during the Term, then the [ *** ] Payment shall not be owed, due or payable for such [ *** ], and instead Google shall pay to Distributor [ *** ]

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          d)    Tier A Installation Payment.    During the Term, in addition to the payment set forth in Section 4.2(a) above, Google shall pay to Distributor an amount equal to [ *** ] (US$[ *** ]) for (1) each Successful Firefox Toolbar Installation in Tier A Countries in such calendar month, and (2) [ *** ] The foregoing amounts, in addition to the payment set forth in the second sentence of Section 4.2(a) above, shall be collectively referred to as the "Tier A Installation Payments". [ *** ]

          e)    Tier B Installation Payment.    During the Term, in addition to the payment set forth in Section 4.2(b) above, Google shall pay to Distributor an amount equal to [ *** ] (US$[ *** ]) for (1) each Successful Firefox Toolbar Installation in Tier B Countries in such calendar month, and (2) [ *** ] The foregoing amounts, in addition to the payment set forth in the second sentence of Section 4.2(b) above, shall be collectively referred to as the "Tier B Installation Payments". [ *** ]

          f)     Tier C Installation Payment.    During the Term, in addition to the payment set forth in Section 4.2(c) above, Google shall pay to Distributor an amount equal to [ *** ] (US$[ *** ]) for (1) each Successful Firefox Toolbar Installation in Tier C Countries in such calendar month, and (2) [ *** ] The foregoing amounts, in addition to the payment set forth in the second sentence of Section 4.2(c) above, shall be collectively referred to as the "Tier C Installation Payments". [ *** ]

    [ *** ]

        4.2    Exhibit B.    Exhibit B of the Amended Agreement is replaced in its entirety by Exhibit B to this Amendment Five.

        4.3    [ *** ] Period [ *** ].    During the [ *** ] shall be deemed to be [ *** ] solely for purposes of Sections [ *** ] of the Amended Agreement, as amended by this Amendment Five. Further, during the [ *** ] an amount [ *** ] for each [ *** ]

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[ *** ] for each [ *** ] for each [ *** ] in event of: [ *** ] to achieve the [ *** ] for each additional [ *** ] Notwithstanding anything to the contrary, [ *** ] is not on the [ *** ] in the calendar month of the day preceding the [ *** ] for such tier for the [ *** ] for such tier for each [ *** ] in such tier in such [ *** ] for such tier for each additional [ *** ] in excess of the [ *** ] in such tier in such [ *** ]

5.    TERM.    The first sentence of the Amended Agreement is replaced by the following:

          "The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on the earlier of (a) December 31, 2006, or (b) the Maximum Distribution Date (the "Initial Term")."

6.    OTHER INITIATIVES.

        6.1    [ *** ]    The parties agree to make [ *** ] to [ *** ] in compliance with Google's [ *** ] Distributor will be responsible for [ *** ] Google will be responsible for [ *** ] within the context of such [ *** ] Upon the implementation of any such [ *** ] Distributor shall receive [ *** ] attributable to [ *** ] so long as [ *** ] For purposes of this Section 6.1: (a) [ *** ] (b) [ *** ] and (c) [ *** ] Except as set forth in the first sentence above, the parties' obligation under this Section 6.1 will be subject to and conditioned upon the execution of a definitive agreement to be negotiated between the parties regarding the subject matter hereof.

        6.2    [ *** ]    Google will use [ *** ] will be subject to and conditioned upon [ *** ]

7.    INDEMNIFICATION.    Section 10.1 of the Amended Agreement is amended by inserting:

          (a)   [ *** ] after each instance of [ *** ] and inserting [ *** ] after each instance of [ *** ]

          (b)   the following at the end of the section:

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          "Notwithstanding anything to the contrary, Google's indemnification obligations to Distributor with respect to [ *** ] shall not exceed [ *** ]

8.    GENERAL.    The foregoing amendments shall only apply to Distributor's distribution of any Products on or after the Amendment Five Effective Date. Distributors distribution of the Products prior to the Amendment Five Effective Date shall be subject to the terms and conditions of the Amended Agreement. Except as modified by this Amendment Five, the Amended Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment Five to be executed by their duly authorized representatives.

DivX, Inc.		Google Inc.
By:	/s/ R. JORDAN GREENHALL	By:	/s/ JEFF SHARDELL
Name:	R. Jordan Greenhall	Name:	Jeff Shardell

Title:	CEO	Title:	Director, Web Search & Sync

Date:	1/30/06	Date:	Jan 30, 2006

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Exhibit A to Amendment Five

INSTALLATION FLOWCHART

[CHART]

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Exhibit B to Amendment Five

COUNTRIES/TIERS AND PAYMENT AMOUNTS

[CHART]

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QuickLinks

GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT
EXHIBIT A DivX 5.2/Google installer flowchart
DivX 5.2/Google installer screens
EXHIBIT B [ *** ]
EXHIBIT C Guidelines for Applications
ATTACHMENT A TO EXHIBIT C Prohibited Behavior and Content
Disclosure and Consent [ *** ]
Branding & Attribution [ *** ]
Implementation, Transparency and Deactivation [ *** ]
Implementation, Transparency and Deactivation [ *** ]
Bundling of Applications [ *** ]
Bundling of Applications [ *** ]
EXHIBIT D [ *** ]
EXHIBIT E [ *** ]
EXHIBIT F [ *** ]
AMENDMENT NUMBER ONE TO THE GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT
AMENDMENT NUMBER TWO TO THE GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT
EXHIBIT A Installation flowchart (Product Installers)
EXHIBIT A-1 Installation flowchart (Product updates system)
AMENDMENT NUMBER THREE TO THE GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT
AMENDMENT NUMBER FOUR TO THE GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT
AMENDMENT NUMBER FIVE TO THE GOOGLE TOOLBAR™ AND GOOGLE DESKBAR™ PROMOTION AND DISTRIBUTION AGREEMENT